NOTE 18. COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
NOTE 18. COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases certain facilities under long-term, non-cancelable leases and monthly leases. These leases are accounted for as operating leases. Rent expense for continuing operations amounted to $3,257, $2,921 and $1,763 for the years ended December 31, 2013, 2012 and 2011, respectively.

Future minimum payments for continuing operations under long-term, non-cancelable leases as of December 31, 2013, are as follows:

Year Ending December 31,	Future Minimum Payments
2014	$749
2015	543
2016	217
2017	15
2018	—
After 2018	—
Total	$1,524

Legal Proceedings

The staff of the SEC conducted a non-public investigation relating to the Company and, in this regard, the Company and its officers have received subpoenas for information. On January 6, 2012, the Company announced that it received a Wells Notice from the staff of the SEC, which the Company responded to. The Company cooperated with the SEC regarding this matter, including voluntarily providing information beyond that formally requested by the SEC staff, in an effort to assist in an expeditious conclusion of the staff’s investigation. On April 11, 2012, the SEC filed a lawsuit against the Company and 11 of its shareholders for stock manipulation, alleging that the Company deliberately manipulated trading in its shares to create the appearance of a liquid and active market. The Company continues to work closely with its legal counsel and advisors to defend the Company. Conferences were scheduled on April 22, 2013 and April 7, 2014. Discovery by the parties has been ongoing since that time. The Company is unable at this time to predict the outcome of this lawsuit.

In the opinion of management, there are no other material claims assessments or litigation pending against the Company.

Guarantee

In March 2013, Ganglian Finance Leasing entered into a mortgage financing arrangement with CITIC Bank, whereby CITIC Bank agreed to provide up to 50% of the mortgage financing to Ganglian Finance Leasing’s lessees of commercial vehicles. Ganglian Finance Leasing agreed to provide a full guarantee to CITIC Bank for such mortgage financing and provided a pledge of the ownership of the commercial vehicle to CITIC Bank to secure its guarantees. As of December 31, 2013, the loan balance guaranteed by the Company amounted to $2,498, which was the maximum potential further payment the Company would be obligated to make, in the event that the customer is unable to make the repayment due. Should the Company be required to pay any portion of the loan, it would attempt to recover some or the entire amount from the customer and disposal of pledged commercial vehicles. The Company believes that the possibility of loss is remote.

As of December 31, 2013, the Company has provided a full guarantee amounting to $10,487 to its related party Kaiyuan Shengrong for the bank loan. The Group would be obligated to fulfill Kaiyuan Shengrong’s obligations under the loans in the event that Kaiyuan Shengrong is unable to meet these obligations. Should the Company be required to pay any portion of the total amount of the loans it would attempt to recover some or the entire amount from Kaiyuan Shengrong.